EXHIBIT 10.3

AMENDED AND RESTATED PROMISSORY NOTE

SECURED PROMISSORY NOTE

$757,500	Date: December 18, 2009

FOR VALUE RECEIVED, the undersigned jointly and severally (“Borrower”) promise to pay to the order of MDI, Inc. (“Maker”), the sum of Seven Hundred Fifty Seven Thousand Five Hundred dollars ($757,500.00), together with interest of 10% per annum on the unpaid balance. The entire principal and any accrued interest shall be fully and immediately payable on December 18, 2011 (“Due Date”).

Installment Payments: Borrower shall make monthly interest payments to Maker in the amount of $6,312.50, beginning on January 16, 2010 and continuing through the Due Date at which time all unpaid interest and principal shall be immediately due and payable.

Late Fees: In the event that a payment due under this Note is not made within ten (10) days of the time set forth herein, the Borrower shall pay an additional late fee in the amount of five percent (5%) of the payment due.

Place of Payment - all payments due under this note shall be made at 835 Proton, San Antonio, TX 78258, or at such other place as the holder of this Note may designate in writing.

Default - In the event of default, the borrower[s] agree to pay all costs and expenses incurred by the Lender, including all reasonable attorney fees (including both hourly and contingent attorney fees as permitted by law) for the collection of this Note upon default, and including reasonable collection charges (including, where consistent with industry practices, a collection charge set as a percentage of the outstanding balance of this Note) should collection be referred to a collection agency.  All parties to this note waive presentment, notice of non-payment, protest and notice of protest, and agree to remain fully bound notwithstanding the release of any party, extension or modification of terms, or discharge of any collateral for this note.

Acceleration of Debt - In the event that the borrower[s] fail to make any payment due under the terms of this Note, or breach any condition relating to any security, security agreement, note, mortgage or lien granted as collateral security for this Note, seeks relief under the Bankruptcy Code, or suffers an involuntary petition in bankruptcy or receivership not vacated within thirty (30) days, the entire balance of this Note and any interest accrued thereon shall be immediately due and payable to the holder of this Note.

Joint and Several Liability - All borrowers and co-signers identified in this Note shall be jointly and severally liable for any debts secured by this Note.

Modification - No modification or waiver of any of the terms of this Agreement shall be allowed unless by written agreement signed by both parties. No waiver of any breach or default hereunder shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

Transfer of the Note - The borrowers hereby waive any notice of the transfer of this Note by the Lender or by any subsequent holder of this Note, agree to remain bound by the terms of this Note subsequent to any transfer, and agree that the terms of this Note may be fully enforced by any subsequent holder of this Note.

Severability of Provisions - In the event that any portion of this Note is deemed unenforceable, all other provisions of this Note shall remain in full force and effect.

Choice of Law - All terms and conditions of this Note shall be interpreted under the laws of Bexar County, Texas.

[signature page follows]

214 INVESTMENTS, INC.

By: /s/Robert A. Schorr

Name:

Robert A. Schorr

Title:

Officer

NOTICE TO CO-SIGNER: YOUR SIGNATURE ON THIS NOTE MEANS THAT YOU ARE EQUALLY LIABLE FOR REPAYMENT OF THIS LOAN. IF THE BORROWER DOES NOT PAY, THE LENDER HAS A LEGAL RIGHT TO COLLECT FROM YOU.

MONITOR DYNAMICS, INC

By: /s/Robert A. Schorr

Name:

Robert A. Schorr

Title:

Officer

LEARNSAFE, INC

By: /s/Robert A. Schorr

Name:

Robert A. Schorr

Title:

Officer

MONDYN, INC

By: /s/Robert A. Schorr

Name:

Robert A. Schorr

Title:

Officer

MONDYN WEST, INC

By: /s/Robert A. Schorr

Name:

Robert A. Schorr

Title:

Officer